SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 21, 2008
DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction) of incorporation)	0-5423 (Commission file number)	59-1277135 (I.R.S. employer identification no.)
11770 U.S. Highway One, Suite 101
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)
(561) 627-7171
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02. Results of Operations and Financial Condition
     On May 21, 2008, Dycom Industries, Inc. (the “Company”) had a webcast and conference call to review its fiscal 2008 third quarter results and to address its outlook. A transcript of that call is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Additionally, on May 21, 2008, the Company made available a slide presentation to be discussed during the Company’s aforementioned webcast and conference call. The slide presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
     The information in the preceding paragraph, as well as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure.
     On May 21, 2008, Dycom Industries, Inc. (the “Company”) made available a slide presentation to be discussed during the Company’s webcast and conference call held on Wednesday, May 21, 2008 relating to the Company’s fiscal 2008 third quarter results and outlook. The slide presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
     The information in the preceding paragraph, as well as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.
Item 9.01 Financial Statement and Exhibits.

99.1	Transcript of Dycom Industries, Inc. webcast and conference call to review its fiscal 2008 third quarter results and address its outlook, which took place on May 21, 2008.

99.2	Slide presentation relating to the webcast and conference call held regarding the Company’s fiscal 2008 third quarter results and outlook.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: May 22, 2008

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Senior Vice President and Chief Financial Officer

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